PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 14

Prudential Government Income Fund

Supplement dated December 31, 2012 to the Summary Prospectus, Prospectus and Statement of Additional Information (SAI) dated April 30, 2012

Effective December 31, 2012, Erik Schiller will be added as a portfolio manager to the Prudential Government Income Fund (the “Fund”).

To reflect his addition as a portfolio manager, the following will be incorporated into the Fund’s prospectus as follows:

1.	The following is added to the table under the caption “FUND SUMMARY—MANAGEMENT OF THE FUND:”

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investment LLC	Prudential Investment Management, Inc.	Erik Schiller, CFA	Principal	December 2012

2.	The following is added as a new paragraph at the end of the section captioned “HOW THE FUND IS MANAGED – PORTFOLIO MANAGERS:”

Erik Schiller, CFA, is Principal for Prudential Fixed Income's Global Rates and Securitized Products Team, specializing in US government securities, futures, interest rate swaps/derivatives, and agency debentures. Mr. Schiller is senior portfolio manager for the Relative Value Hedge Strategy, a market-neutral hedge strategy focusing on the liquid sectors of the US fixed income market. In this role, which he has held since 2006, he develops portfolio strategy, performs quantitative analysis, and designs and implements trades for this Strategy. Mr. Schiller also manages the US government and derivative component of multi-sector fixed income portfolios and liability-driven portfolios. Formerly, Mr. Schiller was a Vice President for Prudential Fixed Income’s US Liquidity Sector Team. He had also been a hedge fund analyst in Prudential Fixed Income’s Portfolio Analysis Group. Previously, he worked as an operations associate in the mortgage-backed securities group. Mr. Schiller joined Prudential Financial in 2000. He received a BA in Economics and Mathematics from Hobart College. Mr. Schiller holds the Chartered Financial Analyst (CFA) designation.

3.	The table in Part I of the Statement of Additional Information under the caption “ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGER—OTHER ACCOUNTS AND OWNERSHIP OF FUND SECURITIES” is amended by adding Mr. Schiller:
Prudential Government Income Fund
Portfolio Managers	Registered Investment Companies/Total Assets (thousands)	Other Pooled Investment Vehicles/Total Assets (thousands)	Other Accounts/Total Assets (thousands)	Ownership of Fund Securities
Erik Schiller, CFA*	20/$7,588,819	29/$13,019,606 2/$1,034,365	68/$33,727,511 1/$3,176	None

*Account data is as of November 30, 2012. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

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